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EXHIBIT 10.24



This instrument was prepared by
and after recording return to:

Scott J. Giordano, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
--------------------------------------------------------------------------------
                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE.


                      DEED OF TRUST MODIFICATION AGREEMENT

                                     MADE BY

                                GOTLAND OIL, INC.
                               a Texas corporation

                                 as "Mortgagor"

                                       to

                              CHICAGO TITLE COMPANY

                                  as "Trustee"

                               for the benefit of

                            LAURUS MASTER FUND, LTD.
                            a Cayman Islands company

                                 as "Mortgagee"




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                      DEED OF TRUST MODIFICATION AGREEMENT


EMPLOYER IDENTIFICATION NUMBER OF MORTGAGOR:  76-0295463

EMPLOYER IDENTIFICATION NUMBER OF MORTGAGOR:  1136794

THIS DEED OF TRUST MODIFICATION AGREEMENT (this "Modification Agreement") is from GOTLAND OIL, INC., a Texas corporation, as Mortgagor ("Mortgagor"), to CHICAGO TITLE COMPANY, as Trustee ("Trustee") for the benefit of LAURUS MASTER FUND, LTD., a Cayman Islands company ("Mortgagee").

                                    RECITALS:

         WHEREAS, Mortgagor heretofore executed and delivered to Mortgagee that certain DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION dated as of June 12, 2006 (the "Deed of Trust"), conveying to Trustee, for the benefit of Mortgagee, the Mortgaged Property (as defined in the Deed of Trust);

         WHEREAS, the Deed of Trust was recorded on June 15, 2006, as Instrument No. 026146550, in the Official Records of the Recorder's Office in the County of Kern, State of California; and

         WHEREAS, Mortgagor and Mortgagee desire to amend and modify the Deed of Trust on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed by Mortgagor, the parties hereto hereby agree as follows:

1. The defined term "Effective Date" set forth in Section 1.1 of the Deed of Trust is hereby deleted in its entirety.

2. The defined term "Loans" set forth in Section 1.1 of the Deed of Trust is hereby amended in its entirety to provide as follows:

         "'Loans' shall mean collectively, all amounts advanced by the Mortgagee to Mortgagor, Carneros and/or Holdings under the Note and the Credit Agreements."

3. The defined term "Obligations" set forth in Section 1.1 of the Deed of Trust is hereby amended in its entirety to provide as follows:

         "'Obligations' shall mean all present and future indebtedness, obligations and liabilities, and all renewals, refinancings and extensions thereof, or any part thereof, of Mortgagor, Carneros and/or Holdings, to Mortgagee arising pursuant to the Credit Agreements, or arising pursuant to any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to

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         which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions and any other commodity price hedging agreements by and between Mortgagor, Carneros and/or Holdings and Mortgagee and all interest accrued on any of the foregoing, and reasonable costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several."

4. The defined term "Securities Purchase Agreement" set forth in Section 1.1 of the Deed of Trust is hereby amended in its entirety to provide as follows:

         "Securities Purchase Agreements" means the Securities Purchase Agreement dated as of May 31, 2006 among Holdings, Mortgagor (which will join as a party thereto pursuant to the terms of a Joinder and Amendment Agreement among Mortgagor, Carneros, Holdings and Mortgagee, as amended, modified and supplemented from time to time, the "Joinder Agreement") and Carneros (which will join as a party thereto pursuant to the terms of the Joinder Agreement), as may be amended, modified and supplemented from time to time."

5. Clause (d) in Article II of the Deed of Trust is hereby amended by deleting the phrase "from and after the Effective Date".

6. Section 6.1(f) of the Deed of Trust is hereby amended by deleting the first reference to "Effective Date" contained therein and replacing it with the word "date".

7. Section 6.1(f) of the Deed of Trust is hereby amended by deleting the second reference to "Effective Date" contained therein and replacing it with the phrase "date hereof".

8. The blank set forth in the notice provisions of Section 7.14 of the Deed of Trust under the heading "Mortgagor-Debtor" opposite the word "Attention" is hereby amended to read: "Attention: Daren Katic, President".

9. Section 8.1 of the Deed of Trust is hereby amended be deleting the phrase "on and after the Effective Date" contained therein.

10. All references to the "Deed of Trust" in the Deed of Trust and herein shall mean the "Deed of Trust" as amended by this Modification Agreement and as may be further amended, modified, supplemented and/or restated from time to time.

11. In all other respects, the Deed of Trust is hereby restated, reaffirmed and incorporated herein, the only amendments intended to be made thereto being those above set forth. Except as specifically set forth herein to the contrary, all terms defined in the Deed of Trust shall have the same meanings herein as therein

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8. This Modification Agreement is binding upon Mortgagor, and Mortgagor's heirs, devisees, successors, personal and legal representatives and assigns, and shall inure to the benefit of Mortgagee and Trustee, and their successors, legal representatives and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

9. This Modification Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all of which are identical.

10. THIS MODIFICATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN INTENDED TO BE CREATED HEREBY ON THE MORTGAGED PROPERTY LOCATED IN SUCH STATE.


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         IN WITNESS WHEREOF, Mortgagor, acting by and through its duly authorized officer has executed this Modification Agreement dated and effective as of June 29, 2006.

                                        GOTLAND OIL, INC.

                                        By: /s/ Darren Katic
                                            ------------------------------
                                            Darren Katic, President

The address of Gotland Oil, Inc. is:

1065 West Pier E Street
Long Beach, California 90802-1015

                                        This Deed of Trust was prepared by, and
                                        recorded counterparts should be returned to:

                                        Scott Giordano, Esq.
                                        Loeb & Loeb LLP
                                        345 Park Avenue
                                        New York, New York 10154

                              NOTARY ACKNOWLEDGMENT

STATE OF _____________

COUNTY OF _____________

       On ______________ before me, _______________, a Notary Public in and for said County and State, personally appeared _______________ [[_] personally known to me] [[_] proved to me on the basis of satisfactory evidence] to be the persons(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ____________________________               (SEAL)